SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           COMMUNITY BANKSHARES, INC.

                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]   Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                           COMMUNITY BANKSHARES, INC.
                              791 Broughton Street
                              Post Office Box 2086
                        Orangeburg, South Carolina 29115


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held April 27, 1999


TO THE SHAREHOLDERS:

      Notice is hereby given that the Annual Meeting of the Shareholders (the "Annual Meeting") of Community Bankshares, Inc., a South Carolina corporation (the "Company"), will be held at the main office of Florence National Bank, 2009 Hoffmeyer Road, Florence, South Carolina at 3:00 p.m., on Tuesday, April 27, 1999, for the following purposes:

      (1) To elect five directors to serve three-year terms, one director to serve a two-year term, and one director to serve a one-year term;

      (2) To vote on an amendment to the 1997 Employee Stock Option Plan to increase the number of shares reserved for issuance under the Plan;

      (3) To ratify the appointment of J. W. Hunt & Company, LLP as independent auditors for the Company for the fiscal year ending December 31, 1999; and

      (4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Only record holders of Common Stock of the Company at the close of business on March 17, 1999, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

      You are cordially invited and urged to attend the Annual Meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE. IF YOU NEED ASSISTANCE IN COMPLETING YOUR PROXY, PLEASE CALL THE COMPANY AT (803) 535-1060. IF YOU ARE THE RECORD OWNER OF YOUR SHARES AND ATTEND THE ANNUAL MEETING AND DESIRE TO REVOKE YOUR PROXY AND VOTE IN PERSON YOU MAY DO SO. IN ANY EVENT, A PROXY MAY BE REVOKED BY THE RECORD OWNER OF SHARES AT ANY TIME BEFORE IT IS EXERCISED.

      THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF ALL THE PROPOSALS PRESENTED.

                                            By Order of the Board of Directors



                                            William W. Traynham
                                            President

Orangeburg, South Carolina
April 1, 1999

                           Community Bankshares, Inc.
                              791 Broughton Street
                              Post Office Box 2086
                        Orangeburg, South Carolina 29115


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            to be Held April 27, 1999

                -------------------------------------------------


      This Proxy Statement is furnished to shareholders of Community Bankshares, Inc., a South Carolina corporation (herein, unless the context otherwise requires, together with its subsidiaries, the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders to be held at the main office of Florence National Bank, 2009 Hoffmeyer Road, Florence, South Carolina at 3:00 p.m. on April 27, 1999, or any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

      Solicitation of proxies may be made in person or by mail, telephone or other electronic means by directors, officers and regular employees of the Company. The Company may also ask banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of the Company held of record by such persons, and the Company will reimburse the reasonable forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement was first mailed to shareholders on or about April 1, 1999.

      The Company's principal executive offices are located at 791 Broughton Street, Orangeburg, South Carolina 29115. The Company's telephone number is
(803) 535-1060.

                                  ANNUAL REPORT

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 1998, including financial statements is included with this Proxy Statement. Such Annual Report to Shareholders does not form any part of the material for solicitation of proxies.

      If you desire another copy of the Annual Report, please call the Company at 803-535-1060 or write to the Company at Post Office Box 2086, Orangeburg, S.C. 29116, to request a copy.

                               REVOCTION OF PROXY

      Any record shareholder who returns the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Company of such revocation, (b) by voting in person at the meeting, or (c) by executing and delivering to the Company a later dated proxy. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Any written notice or proxy revoking a proxy should be sent to Community Bankshares, Inc., 791 Broughton Street, Orangeburg, South Carolina 29115, Attention: William W. Traynham, President. Written notice of revocation or delivery of a later dated proxy will be effective upon receipt thereof by the Company.

                                QUORUM AND VOTING

      The Company's only voting security is its no par value Common Stock ("Common Stock"), each share of which entitles the holder thereof to one vote on each matter to come before the Annual Meeting. At the close of business on March 17, 1999 (the "Record Date"), the Company had issued and outstanding 3,037,288 shares of Common Stock, which were held of record by approximately 1,454 persons. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote on matters that come before the Annual Meeting. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares of the Common Stock may be transferred subsequent to the Record Date. However, all votes must be cast in the names of holders of record on the Record Date.

      The presence in person or by proxy of the holders of one-third of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for the purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" or as to which no vote is marked, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the Annual Meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and regular employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegraph. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the meeting. Votes that are withheld or shares that are not voted in the election of directors will have no effect on the outcome of election of directors. Cumulative voting will not be permitted.

      If a quorum is present, all other matters which may be considered and acted upon by the holders of Common Stock at the Annual Meeting, including amendment of the 1997 Employee Stock Option Plan and ratification of appointment of J. W. Hunt & Company, LLP as accountants for the fiscal year ending December 31, 1999, will be approved if the votes cast in favor of the proposal at the Annual Meeting exceed the votes cast opposing the proposal.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors, "FOR" the proposed amendment to the 1997 Employee Stock Option Plan, and "FOR" the ratification of the appointment of J. W. Hunt & Company, LLP as accountants for the fiscal year ending December 31, 1999. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              STOCKHOLDER PROPOSALS

      Any shareholder of the Company desiring to present a proposal for action at the 2000 Annual Meeting of Shareholders must deliver the proposal to the executive offices of the Company no later than February 16, 2000. Only proper proposals that are timely received will be included in the Company's Proxy Statement and Proxy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of March 1, 1999, the number and percentage of outstanding shares beneficially owned and owned by the spouses of the persons named, by (i) each person known by the Company to own more than 5% of the outstanding Common Stock, (ii) each director and director nominee of the Company, (iii) each person named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.


                                                                                       Number of            % of
                                                                                        Shares             Common
Name (and Address                         Position in the Company                    Beneficially          Stock
of 5% Shareholders)                            and the Banks*                           Owned            Ownership**
-------------------                            --------------                           -----            -----------

E. J. Ayers, Jr.                        Director CBI, ONB, SNB, and                     79,000(1)               2.5%
                                          FNB, Chairman and Chief
                                          Executive Officer of CBI

Alvis J. Bynum                              Director CBI and SNB                        30,879(2)               1.0%

Martha Rose C. Carson                       Director CBI and ONB                        57,400                  1.9%

Anna O. Dantzler                            Director CBI and ONB                        85,000                  2.7%

J. M. Guthrie                              Director CBI and ONB,                       130,000(3)               4.2%
                                           Chairman ONB, Chairman
                                         Executive Committee of CBI

Richard L. Havekost                         Director CBI and FNB                         8,000

Phil P. Leventis                           Director CBI and SNB,                        32,609(4)               1.1%
                                              Chairman of SNB

Jesse A. Nance                             Director CBI and FNB,                         4,516(5)
                                       President and Chief Executive
                                               Officer of FNB

Donald Newnham                            Sr. Vice President, CBI                        6,997(6)

William H. Nock                         Director CBI and SNB, Chief                     48,297(7)               1.6%
                                      Executive Officer and President
                                                   of SNB

Samuel F. Reid, Jr.                         Director CBI and ONB                        41,384(8)               1.3%

William W. Traynham                      Director CBI, ONB, SNB and                     48,604(9)               1.6%
                                           FNB, President of CBI

J. Otto Warren, Jr.                      Director CBI and ONB, Vice                    149,406(10)              4.8%
                                              Chairman of CBI

Wm. Reynolds Williams                      Director CBI and FNB,                         8,083(11)
                                              Chairman of FNB

Michael A. Wolfe                        Director CBI and ONB, Chief                     46,947(12)              1.5%
                                           Executive Officer and
                                              President of ONB

All executive officers and                                                             777,122                 25.07%
directors as a group (15 persons)

------------------------------------

*CBI - the Company; ONB - Orangeburg National Bank; SNB - Sumter National Bank; FNB - Florence National Bank.
**Percentages not shown are less than one percent.


(1) Includes 1,200 shares owned by Nancy R. Ayers, Mr. Ayers' wife; 2,600 shares owned by an IRA for the benefit of Nancy R. Ayers; and 2,600 shares held by Mr. Ayers in an IRA.

(2) Includes 5,561 shares owned by Marjorie F. Bynum, Mr. Bynum's wife; and 9,000 shares held by Mr. Bynum as trustee for his grandnephews.
(3)   Includes  130,000  shares owned jointly by Lou D. Guthrie,  Mr.  Guthrie's wife.
(4) Includes 20,509 shares owned by the Dixie Beverage Co. of Sumter Profit Sharing Plan; 10,000 shares owned by LPT Enterprises, a limited partnership; and 2,100 shares owned by an IRA for the benefit of Mr. Leventis.
(5)   Includes 4,416 shares owned by an IRA for the benefit of Mr. Nance.
(6) Includes 125 shares owned by Janice C. Newnham, Mr. Newnham's wife; and 72 shares held by Mr. Newnham as custodian for his minor son.
(7) Includes 1,230 shares owned by the Nock Family Trust; 264 shares owned by an IRA for the benefit of Linda H. Nock, Mr. Nock's wife; 35,900 shares held by Alex Brown and Sons for benefit of Mr. Nock; 2,548 shares held by Alex Brown & Sons for the benefit of Linda Nock; and 8,000 shares subject to currently exercisable qualified stock options.
(8) Includes 13,384 shares held by Mr. Reid as trustee for his minor children; and 16,000 shares owned by Rosa G. Reid, Mr. Reid's wife.
(9) Includes 18,471 shares owned jointly with Margaret S. Traynham, Mr. Traynham's wife; 1,826 shares owned jointly with minor children; 20,000 shares subject to currently exercisable nonqualified stock options; and 8,000 shares subject to currently exercisable qualified stock options.
(10) Includes 48,558 shares owned by Mildred J. Warren, Mr. Warren's wife. (11) Shares owned jointly with Mary T. Williams, Mr. Williams' wife.
(12) Includes 1,947 shares owned by Joye McGrady Wolfe as custodian for minor children; 20,000 shares subject to currently exercisable nonqualified stock options; and 8,000 shares subject to currently exercisable qualified stock options.

                              ELECTION OF DIRECTORS

      The Bylaws of the Company provide for a Board of Directors consisting of not less than nine nor more than twenty-four directors divided into three classes each serving three-year staggered terms. The number of directors is currently fixed by the Board at fourteen. Four directors have been nominated for re-election by the shareholders at the 1999 Annual Meeting to serve for three-year terms. In addition, three directors of Florence National Bank who were elected to the Board of the Company by the Directors in July, 1998, have been nominated for election by the shareholders at the 1999 Annual Meeting. To keep the number of directors in each class as nearly equal as possible, one of the Florence directors has been nominated to serve until 2000, one has been nominated to serve until 2001, and one has been nominated to serve until 2002. All directors serve until their successors are elected and qualified to serve. All of the nominees are presently directors of the Company and have served continuously since first becoming directors.

      Should any of the nominees become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election, in his or her stead, of such other person or persons as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the proposed directors will be unable or unwilling to serve if elected.

                                   MANAGEMENT

      The table below sets forth the age, business experience for the past five years, and term in office for each of the directors and executive officers of the Company. Each of the directors of the Company is also a director of one or more of the subsidiary banks.


                                  Director              Business experience
Name, Address (and age)            Since                during the past 5 years
-----------------------           --------              -----------------------

                    Nominees for Election to Serve until 2002

Martha Rose C. Carson (63)           1987*              President, Marty Rae, Inc., apparel and
Orangeburg, S.C.                                        furniture retailers

J. M. Guthrie (71)                   1987*              President, Superior Motors, Inc., car dealership; Chairman
Orangeburg, S.C.                                        of the Board of Directors of Orangeburg National Bank
                                                        since March 1998

Phil P. Leventis (52)                1996               President and Chief Executive Officer, Dixie
Sumter, S.C.                                            Beverage Company, wholesale beer distributor; member of
                                                        the South Carolina State Senate; Chairman of the Board of
                                                        Directors of Sumter National Bank since June 1996

Wm. Reynolds Williams (52)            1998              Attorney, Managing Partner, Willcox, Buyck & Williams,
Florence, S.C.                                          P.A.; Chairman of the Board of Directors of Florence
                                                        National Bank since July 1998.

Michael A. Wolfe (41)                1992*              President of Orangeburg National Bank since 1992,
Orangeburg, S.C.                                        Chief Executive Officer of Orangeburg National Bank since
                                                        June 1996

                  Current Directors whose Terms Expire in 2001

Anna O. Dantzler (59)                1994*              Retired since 1989; former customer service
Orangeburg, S.C.                                        representative for Orangeburg National Bank

William H. Nock (53)                 1996               President and Chief Executive Officer, Sumter
Sumter, S.C.                                            National Bank since June 1996; Senior Vice President,
                                                        Finance, Carolina First Bank, April, 1995 -July, 1995;
                                                        President and Chief Executive Officer, Aiken County
                                                        National Bank, 1992 - April, 1995

Samuel F. Reid, Jr. (50)             1994*              Attorney, Horger, Barnwell & Reid
Orangeburg, S.C.

William W. Traynham (43)             1992*              President of the Company
Orangeburg, S.C.

                  Current Directors Whose Terms Expire in 2000

E. J. Ayers, Jr. (66)                1987*              Chairman of the Board of Directors and Chief Executive
Orangeburg, S.C.                                        Officer of the Company since January, 1999; President, C.
                                                        M. Dukes Oil Co., oil distributor and auto parts supplier;
                                                        farmer

Alvis J. Bynum (61)                  1996               Retired President, Cities Supply Co., waterwork supplies
Sumter, S.C.                                            distributor

                                        5





J. Otto Warren, Jr. (71)             1987*              President, Warren and Griffin Lumber Co., Inc.
Orangeburg, S.C.                                        and Home Builder's Supply Co., Inc., builders'
                                                        supply and lumber manufacturer

                    Nominee for Election to Serve until 2000

Jesse A. Nance (45)                  1998               President and Chief Executive Officer of Florence National
Florence S.C.                                           Bank since July, 1998; Vice President of CBI from June
                                                        1997 to July, 1998; Vice President First Union National
                                                        Bank of South Carolina from November 1989 to June 1997

                    Nominee for Election to Serve until 2001

Richard L. Havekost (58)             1998               Licensed professional engineer; Principal in Raldex, Inc.
Florence S.C.                                           (investor in motel properties); 1967-1993, employed by
                                                        Nucor Corp. in various capacities, including Vice President of Nucor Corp. and General Manager of the Florence, South
                                                        Carolina Division of Nucor; Principal and Secretary of
                                                        RDBP, Inc. (retail beverage store)

--------------------
* Includes service as Director of Orangeburg National Bank prior to formation of the Company in 1992.

         There are no family relationships among any of the directors and executive officers of the Company.

Meetings of the Board of Directors and Committees

         The Board of Directors of the Company held 12 meetings during 1998. Each director attended at least 75% of the total number of meetings of the Board of Directors and meetings of committees on which he served held during the period for which he served as director.

         The Company has an Audit Committee consisting of Alvis J. Bynum (chairman), Martha Rose C. Carson, Anna O. Dantzler, Richard L. Havekost, Samuel
F. Reid, Jr. and J. Otto Warren, Jr. The Audit Committee oversees the internal and external audit function. It is composed entirely of non-employee directors. The Audit Committee met once in 1998.

Nomination of Directors

         The Company's Articles of Incorporation provide that no person shall be eligible to be elected a director at a meeting of shareholders unless that person has been nominated by a shareholder entitled to vote at the meeting by giving written notice of such nomination to the Secretary of the Company at least 30 days prior to the date of the meeting.

         The Board of Directors acts as a nominating committee and will consider recommendations by shareholders of persons to be included as management nominees for directors if the following procedures are met. Recommendations shall be in writing and be delivered or mailed to the president of the company not less than 30 days or more than 50 days prior to any meeting of shareholders called for the election of directors. Such recommendations shall contain the following information to the extent known by the shareholder making the recommendation:
(1) the name and address of each proposed nominee; (2) the principal occupation of each proposed nominee; (3) the total number of shares that will be voted for each proposed nominee; (4) the name and residence address of the shareholder making the recommendation; and (5) the number of shares owned by the shareholder making the recommendation.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table summarizes for the years ended December 31, 1998, 1997 and 1996 the executive compensation paid to the Chairman and Chief Executive Officer of the Company and to executive officers of the Company or its subsidiaries who received compensation greater than $100,000 in 1998.

                           Summary Compensation Table

                                                                                       Long-Term
                                                                                      Compensation
                                                                                         Awards
                                                                   Annual              Securities
                                                                Compensation           Underlying              All Other
                                                     Year           Salary               Options           Compensation (2)
                                                     ----           ------               -------           ----------------
Hugo S. Sims, Jr.                                    1998            $ 68,173                  -                 $ 5,959
Chairman and Chief Executive Officer of              1997              55,587              8,000                   5,003
the Company(1)                                       1996              40,939                  -                       -

William W. Traynham                                  1998            $124,092                  -                 $11,674
President of the Company                             1997             113,632              8,000                  10,227
                                                     1996             104,014                  -                   9,361

Michael A. Wolfe                                     1998            $126,929                  -                 $11,565
President of Orangeburg National Bank                1997             115,410              8,000                  10,075
                                                     1996             104,583                  -                   9,412

William H. Nock                                      1998            $115,382                  -                  $3,540
President of Sumter National Bank                    1997             101,644              8,000                   3,049
                                                     1996              96,154                  -                       -

-----------------
(1) Mr. Sims was appointed Chief Executive Officer in March 1992. He functioned in this capacity on a part time basis until he retired December 31, 1998.
(2) This column sets forth company contributions to the 401(K) plan on behalf of the named executive officers.

         The Company does not have employment contracts with any of its executive officers. The Company does not presently pay bonuses to its executive officers and offers no perquisites to its executive officers that are not available to all employees.

         The following table sets forth information about stock options held at December 31, 1998 by the executive officers listed in the Summary Compensation Table.

       Aggregated Option Exercises in 1998 and 1998 Year End Option Values

                                                                      Number of Securities            Value of Unexercised
                                                                     Underlying Unexercised               In-the-Money
                                Shares Acquired     Value               Options 12/31/98                Options 12/31/98
Name                              on Exercise    Realized(1)     Exercisable    Unexercisable  Exercisable(2)      Unexercisable
----                            ---------------  -----------     -----------    -------------  --------------      -------------
William W. Traynham                 20,000        $182,000             8,000           -             $ 48,480            -
Michael A. Wolfe                       -              -               28,000           -              251,680            -
Hugo S. Sims                           -              -                 8000           -               48,480            -
William H. Nock                        -              -                 8000           -               48,480            -

(1) The difference between the exercise price of $3.90 per share and $13.00 per share, the closing price on the date of exercise.
(2) Based on a fair value of $14.06 per share, the closing price of the stock on December 31, 1998. The exercise price of the options held by Messrs. Traynham, Sims and Nock was $8.00 per share. The exercise price of the options held by Mr. Wolfe was $8.00 per share for 8,000 shares and $3.90 per share for 20,000 shares.

Director Compensation

         The Company pays directors who are not employees of the Company or its subsidiaries $200 per month for service as directors. In addition, Orangeburg National Bank pays monthly fees of $600 to its non-employee directors. Sumter National Bank pays monthly fees of $300 to its directors. Director fees paid by the Company in 1998 totalled $25,600. Director fees paid by Orangeburg National Bank in 1998 totalled $68,400. Director fees paid by Sumter National Bank in 1998 totalled $32,400. Florence National Bank paid no director fees in 1998.

Employee Benefit Plans

         401(K) Plan

         Effective January 1, 1990, Orangeburg National Bank established a defined contribution plan pursuant to Internal Revenue Code Section 401(k). The Plan was assumed by the Company upon acquisition of Orangeburg National Bank. All employees who have completed 500 hours of service during a six-month period and have attained age 18 will participate as of the January 1 or July 1 closest to the date on which the employee meets the eligibility requirements.

         A participant may elect to make tax deferred contributions up to a maximum of 12% of eligible compensation. The Company will make a matching contribution on behalf of each participant in the amount of 100% of the deferral, not exceeding 3% of the participant's compensation. The Company may also make elective contributions determined at the discretion of the Board of Directors. The Company's contributions for the years ended December 31, 1998 and 1997, were $140,000 and $122,000, respectively.

1997 Employee Stock Option Plan

         For information about the 1997 Employee Stock Option Plan, see "AMENDMENT TO THE 1997 EMPLOYEE STOCK OPTION PLAN" below.

                AMENDMENT TO THE 1997 EMPLOYEE STOCK OPTION PLAN

         At the 1997 Annual Meeting of Shareholders, the shareholders approved the 1997 Employee Stock Option Plan, which reserved 106,000 shares of Common Stock for issuance pursuant to the exercise of options granted pursuant to the plan. Of the 106,000 shares reserved for issuance under the plan, 30,000 shares were reserved for issuance pursuant to exercise of non-qualified stock options and the remainder were reserved for issuance upon the exercise of "incentive stock options" within the meaning of the Internal Revenue Code.

         At the 1999 Annual Meeting, shareholders will be asked to vote on an amendment to the 1997 Employee Stock Option Plan for the purpose of increasing the number of shares reserved for issuance under the Plan from 106,000 to 272,000. Of the additional shares, 105,000 will be reserved for issuance pursuant to qualified stock options and 61,000 will be reserved for issuance pursuant to the exercise of non-qualified stock options.

         Options may be granted pursuant to the plan to persons who are employees of the Company or any subsidiary (including officers and directors who are employees) at the time of grant. All incentive stock options must have an exercise price not less than the fair market value of the Common Stock at the date grant, as determined by the Board of Directors. Non-qualified options will have such exercise prices as may be determined by the Board of Directors at the time of grant, and such exercise prices may be less than fair market value. The Board of Directors may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. The Board of Directors also selects the employees to receive grants under the plan and determines the number of shares covered by options granted under the plan. No options may be exercised after ten years from the date of grant, options may not be transferred except by will or the laws of descent and distribution, and options may be exercised only while the optionee is an employee of the Company, within three months after the date of termination of employment, or within twelve months of death or disability. The plan will terminate on March 16, 2007, and no options will be granted thereunder after that date.

         In February, 1999, 104,200 incentive stock options were granted to employees of the Corporation and 61,000 nonqualified stock options were granted to outside directors of the Corporation. All of the options were granted at an exercise price equal to the then current market price of $13.50 per share, and become exercisable in February, 2000. The incentive stock options expire in February, 2008, and the nonqualified options will expire in February, 2009.

         The Board of directors recommends a vote "FOR" approval of the amendment to the 1997 Employee Stock Option Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The banks have loan and deposit relationships with some of the directors of the Company and some of the directors of the subsidiaries of the Company and with companies with which the directors are associated as well as members of the immediate families of the directors ("Affiliated Persons"). (The term `members of the immediate families' for purposes of this paragraph includes each person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.) The total loans outstanding to these parties at December 31, 1998, were $6,595,000. Loans to Affiliated Persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not, at the time they were made involve more than the normal risk of collectibility or present other unfavorable features.

         The law firm of Horger, Barnwell and Reid, in which Samuel F. Reid, a director of the Company, is a partner, provided legal services to the Company in 1998, and is continuing to provide legal services to the Company in 1999. The law firm of Willcox, Buyck and Williams, P.A. in which Wm. Reynolds Williams, a director of the Company, is a member also provided legal services to the Company in 1998, and is continuing to provide legal services to the Company in 1999.

         In 1998, Martha Rose C. Carson, a director of the Company provided interior decorating services to Florence National Bank. The fees for such services totaled $89,119, and covered furniture, fixtures, wallpaper and decorating services. In the opinion of the Company, these fees were reasonable in relation to the services and goods provided.

                  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING
                                   COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Forms 3, 4 and 5 and written representations made to the Company, it appears that all such reports for these persons were filed in a timely fashion during 1998, except as follows: each of Messrs. J. M. Guthrie, William H. Nock, Alvis J. Bynum and Phil P. Leventis failed to file one Form 5 with respect to one transaction. It is the Company's practice to assist directors with filing of
Section 16(a) reports. As a result of administrative oversight, the Company failed to file these Forms 5 on a timely basis.

                             INDEPENDENT ACCOUNTANTS

         The Board of Directors, upon the recommendation of the Audit Committee, has appointed J. W. Hunt & Company, LLP, independent certified public accountants, as independent auditors for the Company and its subsidiaries for the current fiscal year ending December 31, 1999, subject to ratification by the shareholders. A representative of J. W. Hunt & Company, LLP is expected to be present at the 1999 Annual Meeting and will be given the opportunity to make a statement on behalf of the firm if he so desires, and will respond to appropriate questions from shareholders.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         A copy of the Company's Annual Report on Form 10-KSB, including financial statements, is available free of charge to each shareholder of record upon written request to William W. Traynham, President, Community Bankshares, Inc., Post Office Box 2086, Orangeburg, South Carolina 29116. Copies of exhibits to the Form 10-KSB will be provided upon written request to Mr. Traynham at a charge of 20(cent) per page.

                                 OTHER BUSINESS

         The Board of Directors of the Company does not know of any other business to be presented at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                         By Order of the Board of Directors


                                         William W. Traynham
                                         President
Orangeburg, South Carolina
April 1, 1999

                                      PROXY

                           COMMUNITY BANKSHARES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS - TUESDAY - APRIL 27, 1999

     Anna O. Dantzler and Samuel F. Reid, Jr., or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies all of the shares of Common Stock of Community Bankshares, Inc. held of record by the undersigned on the Record Date at the Annual Meeting of Shareholders to be held on April 27, 1999, and at any adjournment thereof, as follows:

1.       Election of      FOR    [ ]      WITHHOLD  [ ]     FOR ALL EXCEPT  [ ]
         Directors.

NOMINEES:
     Three Year Terms: Martha Rose C. Carson, J. M. Guthrie, Phil P. Leventis, Wm. Reynolds Williams, Michael A. Wolfe
     Two Year Term:  Richard L. Havekost
     One Year Term: Jesse A. Nance

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

________________________________________________________________________________

2. Amendment to 1997 Employee Stock Option Plan to increase from 106,000 to 272,000 the number of shares reserved for issuance upon exercise of options.

          FOR  [ ]              AGAINST   [ ]         ABSTAIN   [ ]

3. Proposal to ratify appointment of J. W. Hunt & Company, LLP, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 1999.

           FOR  [ ]              AGAINST   [ ]         ABSTAIN   [ ]

4. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as your name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If more than one trustee, all should sign. All joint owners must sign.

Dated:                 ,  1999             -------------------------------------
       --------------

                                           -------------------------------------

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY